EXHIBIT 99.2





              Convertible Preferred Equivalent Security Due 2013
              --------------------------------------------------

THE SECURITY REPRESENTED BY THIS INSTRUMENT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THIS SECURITY CANNOT BE SOLD OR OTHERWISE TRANSFERRED UNLESS THIS SECURITY IS REGISTERED UNDER THE SECURITIES ACT OF 1933 OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

            12% Convertible Preferred Equivalent Security Due 2013

$20,000,000                                                      March 2, 2001


     SECTION 1.  General.

     (a) Blount International, Inc., a Delaware company (the "Corporation"), for value received, hereby promises to pay, subject to the further provisions hereof (including, without limitation, the subordination provisions set forth herein), to LB Blount Investment SPV LLC (the "Payee"), the aggregate principal amount of TWENTY MILLION DOLLARS ($20,000,000), on March 2, 2013 (such date being the "Payment Date"), in such coin or currency of the United States of America as at the time of payment shall be legal tender therein for the payment of public and private debts.

     (b) The Corporation further agrees to pay, subject to the subordination provisions set forth herein, interest on the unpaid principal amount hereof from time to time from the date hereof at the rate of 12% per annum, payable quarterly on March 15, June 15, September 15 and December 15 of each year (each an "Interest Payment Date"). The first Interest Payment Date shall be June 15, 2001. Interest shall be calculated on the basis of a 360-day year of twelve 30-day months. Interest shall be cumulative and shall accrue on a daily basis and shall compound at the existing interest rate of 12% per annum if not paid on the relevant Interest Payment Date. Cash interest on this Security (as defined below) shall not be payable prior to the fifth anniversary of the date hereof. Prior to such fifth anniversary, interest shall be payable in-kind with additional Securities. On and after the fifth anniversary of the date hereof, at each Interest Payment Date, the Corporation may make interest payments in (i) cash, (ii) by delivery of Securities as contemplated by the preceding sentence or (iii) through any combination of the foregoing. Interest payments shall be made to the Holder at the address specified by the Holder to the Corporation.

     SECTION 2. The Security.

     This Security is being delivered pursuant to the Purchase Agreement dated as of March 2, 2001, by the Corporation and LB Blount Investment SPV LLC. Reference herein to the term "Security" also refers to any Security executed and delivered by the Corporation in replacement hereof pursuant to Section 6 hereof. Unless the context otherwise requires, the term "Holder" is used herein to mean the person named as Payee in Section 1 hereof who is the Holder of this Security, and such person's successors and permitted assigns.


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                                                                             2

     SECTION 3. Prepayments.

     The Corporation may, at its sole option, at any time prepay this Security, subject to the subordination provisions set forth herein, without penalty, in whole or in part, on five days' prior written notice to the Holder hereof, at a prepayment price equal to the percentage of the principal amount set forth below plus accrued and unpaid interest, if any, to the date of the prepayment, if prepaid in the 12-month period ending on March 2, of the following years:

            YEAR                             PERCENTAGE
            ----                             ----------
            2002                                106.0%
            2003                                104.8%
            2004                                103.6%
            2005                                102.4%
            2006                                101.2%
     2007 and thereafter                         100%


     SECTION 4. Subordination.

     (a) Agreement To Subordinate. The Corporation agrees, and the Holder of this Security by accepting this Security agrees, that the obligations evidenced by this Security (including, without limitation, all obligations to pay principal of, and interest on this Security and all other obligations under the terms of this Security) are subordinated in right of payment, to the extent and in the manner provided in this Section 4, to the prior payment in full of all Debt Obligations (as defined below) and that the subordination is for the benefit of and enforceable by the Holders of such Debt Obligations (the "Debtholders").

     (b) No Payments When Debt Obligations in Default. In the event there exists and is continuing a default under any Debt Obligation, then, unless and until such default shall have been cured or waived or shall have ceased to exist, no payment (whether directly, by purchase, redemption or exercise of any right of setoff or otherwise) in respect of this Security, whether as principal, interest or otherwise, and whether in cash, securities or property (collectively, "pay the Securities"), shall be made by or on behalf of the Corporation or received, accepted or demanded, directly or indirectly, by or on behalf of the Holder of this Security except that (i) payments of interest in-kind under this Security may be made when due and payable, in each case pursuant to Section 1(b), and (ii) the Corporation may pay this Security without regard to the foregoing if the Corporation receives the written consent of all the Debtholders (or any duly authorized representatives thereof).

     (c) Liquidation, Dissolution, Bankruptcy. Upon any distribution of the assets of the Corporation or upon any payment or distribution of the assets of the Corporation to creditors upon a total or partial liquidation or a total or partial dissolution


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                                                                             3

of the Corporation or in a bankruptcy, reorganization, insolvency, receivership or similar proceeding relating to the Corporation or its property:

          (i) the Debtholders shall be entitled to receive payment in full in cash of Debt Obligations before the Holder of this Security shall be entitled to receive any payment of principal of or interest on this Security or any other payment; and

          (ii) until all Debt Obligations of the Corporation are paid in full in cash, any payment or distribution to which the Holder of this Security would be entitled but for this Section 4 shall be made to the Debtholders as their interests may appear.

     (d) Holding Proceeds in Trust. The Holder of this Security shall not commence, or join with any other creditor in commencing, any bankruptcy, reorganization or insolvency proceedings with respect to the Corporation unless the Debtholders shall also join in bringing such proceeding (provided, however, that the Holder hereof shall be entitled to file a proof of claim in respect of the obligations hereunder in any such proceeding so long as such proof of claim shall state that any right to payment is subordinated to the extent and in the manner set forth in this Section 4). Any distribution of assets of, or payments by, the Corporation of any kind or character, whether in cash, property or securities, to which the Holder of this Security would be entitled except for the provisions of this Section 4 shall be paid or delivered by the person making such distribution or payment, whether a trustee in bankruptcy, a receiver or liquidating trustee or otherwise, directly to the Debtholders or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing any such Debt Obligations may have been issued, ratably according to the aggregate amounts remaining unpaid on account of the Debt Obligations or represented by each of such instruments, to the extent necessary to make payment in full of all Debt Obligations remaining unpaid after giving effect to any concurrent payment or distribution (or provisions therefor) to the Debtholders. In the event that any payment by, or on behalf of, or distribution of the assets of, the Corporation of any kind or character, whether in cash, property or securities, and whether directly, by purchase, redemption, exercise of any right of setoff or otherwise, shall be received by or on behalf of the Holder of this Security or any affiliate thereof at a time when such payment is prohibited by the provisions of this Section 4, such payment or distribution shall be held by the Holder of this Security or such affiliate in trust (segregated from other property of the Holder of this Security or such affiliate) for the benefit of the Debtholders, and shall forthwith be paid over directly to the Debtholders or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing any such Debt Obligations may have been issued, ratably according to the aggregate amounts remaining unpaid on account of the Debt or represented by each of such instruments, to the extent necessary to make payment in full of all Debt Obligations remaining unpaid after giving effect to any concurrent payment or distribution (or provision therefor) by the Corporation or any guarantor of the Debt Obligations to the Debtholders.

     (e) Effectuating the Subordination Provisions. The Holder of this Security, by acceptance of this Security, (i) if and so long as payment thereon is prohibited by this Section 4, irrevocably authorizes and empowers (but without imposing any obligation on, or any duty to such Holder from) the Debtholders at any time outstanding and such Debtholders' representatives, to demand, sue for, collect, receive


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                                                                             4

and acknowledge receipt of such Debtholders' ratable share of payments and distributions in respect of this Security to the extent such payments and distributions are required to be paid or delivered to the Debtholders' as provided in this Section 4, and to file and prove all claims therefor and take all such other actions (including the exclusive right to vote, file and prove claims in respect of this Security in connection with any bankruptcy, insolvency, receivership or similar proceeding, including the right to vote such claims in connection with any election of trustees, acceptances of plans or otherwise) in the name of such Holder, or otherwise, as such Debtholders or their representatives may determine to be necessary or appropriate for the enforcement of the provisions of this Section 4 and (ii) agrees to execute and to deliver to each Debtholder and its representatives all such further instruments confirming the authorization herein above set forth, and all powers of attorney, proxies, proofs of claim, assignments of claim and other instruments, and to take all such other actions, as may be requested by such Debtholder or its representatives in order to enable such Debtholder to enforce all claims upon or in respect of such Holder's ratable share of payments and distributions in respect of this Security.

     (f) Impairment. Nothing herein shall impair, as between the Corporation and the Holder of this Security, the obligation of the Corporation, which is unconditional and absolute, to pay to the Holder hereof the principal hereof and interest hereon in accordance with the terms and provisions hereof, nor shall anything herein prevent the Holder of this Security from exercising all remedies otherwise permitted by applicable law hereunder upon default under this Security, subject, however, to the provisions of this Section 4.

     (g) Subrogation. The Holder of this Security shall not be subrogated to the rights of the Debtholders to receive payments or distributions of assets of the Corporation until all amounts payable with respect to the Debtholders shall be paid in full; and, for the purposes of such subrogation, no payments or distributions to the Debtholders of any cash, property or securities to which the Holder of this Security would be entitled except for these provisions shall, as between the Corporation, its creditors, other than the Debtholders, and the Holder of this Security, be deemed to be a payment by the Corporation to or on account of any Debt Obligation. The subordination provisions of this Security are intended solely for the purpose of defining the relative rights of the Holder of this Security, on the one hand, and the Debtholders, on the other hand.

     (h) Notice; Enforcement. The Holder of this Security hereby waives any and all notice in respect of any Debt Obligation, present or future, and agrees and consents that without notice to or assent by any Holder or Holders of this Security:

          (i) the obligation and liabilities of the Corporation or any other party or parties for or upon any Debt Obligation (or any promissory note, security document or guaranty evidencing or securing the same) may, from time to time, in whole or in part, be renewed, extended, modified, amended, restated, accelerated, compromised, supplemented, terminated, sold, exchanged, waived or released;

          (ii) the Debtholders or any of their representatives under any agreement relating to any Debt Obligation may exercise or refrain from exercising any right, remedy or power granted by or in connection with any agreements relating to such Debt Obligation; and


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                                                                             5

          (iii) any balance or balances of funds with any Holders of any Debt Obligations at any time standing to the credit of the Corporation may, from time to time, in whole or in part, be surrendered or released;

in each case as the Debtholders or any of their representatives under any agreement relating to their respective Debt Obligation may deem advisable and all without impairing, abridging, diminishing, releasing or affecting the subordination of this Security to any Debt Obligation provided for herein.

     No present or future Debtholder shall be prejudiced in his right to enforce the subordination provisions contained herein in accordance with the terms hereof by any act or failure to act on the part of the Corporation or the Holder of this Security. The subordination provisions contained herein are for the benefit of the Debtholders from time to time and, so long as any Debt Obligation is outstanding under any agreement, or any commitment to extend any such Debt Obligation is in effect, may not be rescinded, canceled or modified in any way without the prior written consent thereto of all Debtholders.

          (i) Successors and Assigns. The subordination and other provisions of this Section 4 shall be binding upon any Holder of this Security and upon the successors and assigns of any Holder of this Security; and all references herein to the Holders of this Security shall be deemed to include any successor or successors or assigns, whether immediate or remote, to the Holder of this Security.

     SECTION 5. Optional Conversion by Holders.

     The Holder of this Security is entitled, at his or her option, at any time following the Preferred Date (as defined below) and on or before the close of business on the Business Day immediately preceding March 2, 2013, to convert this Security into Blount Convertible Preferred Stock (as defined below) at a conversion rate of one share of Blount Preferred Stock for each $1,000 principal amount of the Security by surrender of this Security, duly endorsed or assigned to the Corporation or in blank, to the Corporation at its office or agency accompanied by written notice to the Corporation that the Holder hereof elects to convert this Security, or if less than the entire principal amount hereof is to be converted, the portion hereof to be converted. Any accrued interest under such Security being converted shall be converted into accrued dividends in respect of such Blount Convertible Preferred Stock and be payable in accordance with the terms thereof. Upon such conversion, all obligations of the Corporation under this Security are terminated.

     SECTION 6. Replacement of Security.

     At the request of the Holder hereof upon receipt by the Corporation of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Security and, in case of loss, theft or destruction, of indemnity reasonably satisfactory to it, or, in the case of mutilation, upon surrender and cancellation of this Security, and in all cases upon reimbursement to the Corporation of all reasonable expenses incidental thereto, the Corporation shall make and deliver a new Security of like tenor in lieu of this Security.


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                                                                             6

Any Security made and delivered in accordance with the provisions of this
Section 6 shall be dated as of the date through which interest has been paid on this Security.

     SECTION 7. Consolidation and Merger.

     (a) Corporation May Consolidate, etc., Only on Certain Terms. The Corporation shall not consolidate with or merge into any other corporation or convey or transfer its properties and assets substantially as an entirety to any entity, unless:

          (i) (A) the Corporation is the surviving legal entity of such consolidation or merger or (B) the corporation formed by such consolidation or into which the Corporation is merged or the entity that acquires by conveyance or transfer the properties and assets of the Corporation substantially as an entirety shall expressly assume, by an agreement in form reasonably satisfactory to the Holder, the due and punctual payment of the principal and interest on all the Securities and the performance of every agreement of this Security on the part of the Corporation to be performed or observed and shall have provided for conversion rights with respect to such other entity on equivalent terms with Section 5 and Exhibit I; and

          (ii) the Corporation has delivered to the Holder an officers' certificate and an opinion of counsel, each stating that such consolidation, merger, conveyance or transfer and such supplemental security comply with this Section 7 and that all conditions precedent herein provided for relating to such transaction have been complied with.

     (b) Successor Corporation Substituted. Upon any consolidation or merger or any conveyance or transfer of the properties and assets of the Corporation substantially as an entirety in accordance with Section 7(a) (other than a consolidation or merger in which the Corporation is the surviving legal entity), the successor corporation formed by such consolidation or into which the Corporation is merged or to which such conveyance or transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Corporation under this Security with the same effect as if such successor corporation had been named as the Corporation herein, and thereafter the predecessor corporation shall be relieved of all obligations and covenants under the Securities.

     SECTION 8. Amendments and Waivers.

     With the written consent of the majority of the Holders of the Securities, any covenant, agreement or condition contained in the Securities may be waived (either generally or in a particular instance and either retroactively or prospectively), or a majority of the Holders and the Corporation may from time to time enter into agreements for the purpose of amending any covenant, agreement or condition of the Securities or changing in any manner the rights of the Holders of the Securities; provided, however, that (a) neither the provisions of Section 4 nor the provisions of this
Section 8 of this Security may be amended or modified without the prior written consent of all Debtholders and (b) no such agreement or waiver shall
(i) reduce the principal amount of


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                                                                             7

any Security or reduce the rate of interest thereon, without the written consent of each Holder affected thereby, (ii) postpone the Payment Date in respect of any Security or any date for the payment of any interest payable hereunder, without the written consent of each Holder affected thereby, or
(iii) change any of the provisions of this Section specifying the number or percentage of Holders required to waive, amend or modify any rights hereunder or make any determination or grant any consent hereunder, without the written consent of each Holder. Any such amendment or waiver shall be binding upon future Holders and upon the Corporation. Upon the request of the Corporation, the Holders shall submit each Security held by it to the Corporation so that it be marked to indicate such amendment or waiver, and any Security issued thereafter shall bear a similar notation referring to any such amendment or continuing waiver.

     SECTION 9. Events of Default.

     (a) An "Event of Default" occurs if: (i) default shall be made in the payment of the principal of or cash interest on this Security, when and as the same shall become due and payable, whether at the due date thereof or otherwise and, with respect to the payment of cash interest on this Security, such default shall continue unremedied for 10 days, or (ii) failure by the Corporation to comply for 60 days after written notice of any other term or provision set forth herein.

     (b) If an Event of Default occurs, the interest rate then payable on the unpaid principal amount pursuant to Section 1(b) shall be increased by 2% per annum; provided that the interest payable under this Security shall not exceed 14% per annum.

     SECTION 10. Transfer and Exchange; Successors and Assigns.

     (a) Subject to the provisions of this Section 10, the Holder of this Security (or any portion hereof) may, prior to maturity or prepayment hereof or thereof, surrender this Security at the principal office of the Corporation for transfer or exchange. Any Holder desiring to transfer or exchange this Security or any Securities issued in respect of this Security shall first notify the Corporation in writing of such transfer or exchange at least two Business Days prior to the desired date of transfer or exchange. Within a reasonable time after such notice to the Corporation from a Holder of its intention to make such exchange and without expense (other than transfer taxes, if any) to such Holder, the Corporation shall, subject to this Section 10, issue in exchange therefor another Security or Securities, in such denominations as requested by the Holder, for the same aggregate principal amount, as of the date of such issuance, as the unpaid principal amount of the Security or Securities so surrendered and having the same maturity and rate of interest, containing the same provisions and subject to the same terms and conditions as the Security or Securities so surrendered. Each new Security shall be made payable to such Person or Persons, or assigns, as the Holder of such surrendered Security or Securities may designate, and such transfer or exchange shall be made in such a manner that no gain or loss of principal or interest shall result therefrom.


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                                                                             8

     (b) By its acceptance of this Security, the Holder of this Security agrees and acknowledges that the Corporation has informed such Holder that:

          (i) this Security has not been registered under the Securities Act and this Security, and any Securities issued in respect of this Security, must be held indefinitely unless they are subsequently registered under the Securities Act or such sale is permitted pursuant to an available exemption from such registration requirement;

          (ii) the offering and sale of this Security is intended to be exempt from registration under the Securities Act by virtue of the provisions of
     Section 4(2) of the Securities Act; and

          (iii) there is no existing public or other market for this Security and there can be no assurance that any Holder will be able to sell or dispose of this Security.

     (c) By its acceptance of this Security, the Holder of this Security represents and warrants to the Corporation that:

          (i) this Security is being acquired for its own account not as a nominee or agent for any other person and without a view to the distribution thereof or any interest therein in violation of the Securities Act;

          (ii) the Holder is an "Accredited Investor" as such term is defined in Rule 501 of Regulation D under the Securities Act and has such knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of its investment in the Securities, and such Holder is capable of bearing the economic risks of such investment; and

          (iii) the Holder has been provided, to its satisfaction, the opportunity to ask questions concerning the terms and conditions of the offering and sale of this Security, has had all such questions answered to its satisfaction and has been supplied all additional information deemed necessary by it to verify the accuracy of the information furnished to it.

     (d) The Holder of this Security agrees and acknowledges that the Corporation will not issue or transfer this Security (or any portion hereof) or any shares of Blount Convertible Preferred issued in respect of this Security unless the person or entity to whom they are being issued or transferred shall first agree in a writing deposited with the secretary of the Corporation to be bound by the provisions of this Section 10.

     (e) The provision of this Security shall be binding upon and inure to the benefit of the Corporation and its successors and permitted assigns and the Holder of this Security and its successors and permitted assigns.

     SECTION 11. Defined Terms.

     The following terms, as used herein, have the following respective meanings:


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                                                                             9

     "Blount Convertible Preferred Stock" means 12% Convertible Preferred Stock of the Corporation having the terms set forth in the form of Certificate of Designation attached as Exhibit I.

     "Debt Obligations" means the principal of, premium (if any) and accrued and unpaid interest on (including interest accruing on or after the filing of any petition in bankruptcy or for reorganization of the Corporation regardless of whether or not a claim for post-filing interest is allowed in such proceedings), and fees and other amounts owing in respect of, any notes, bonds, debentures or other similar evidences of all indebtedness (including obligations under capitalized leases, purchase money indebtedness or trade credit) of the Corporation for money borrowed whether outstanding on the date hereof or thereafter incurred, unless in the instrument creating or evidencing the same or pursuant to which the same is outstanding it is provided that such obligations are subordinated in right of payment to this Security; provided, however, that "Debt Obligations" of the Corporation shall not include (i) any indebtedness as to which, in the instrument creating or evidencing the same, it is provided that such indebtedness is pari passu or junior in right of payment to the Securities, (ii) the Securities and (iii) any obligations with respect to any classes of equity interests of the Corporation.

     "Preferred Date" means the first date on which the Corporation is able to issue preferred stock pursuant to its Certificate of Incorporation.

     SECTION 12. Governing Law.

     THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAW OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.


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                                                                            10

     IN WITNESS WHEREOF, the Corporation has duly executed and delivered this Security as of the date first written above.

                                    BLOUNT INTERNATIONAL, INC.,


                                    By:     /s/ Harold E. Layman
                                         ----------------------------
                                         Name:  Harold E. Layman
                                         Title: President